PROJECT PROFILE
6900 South Crandon Apartments Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is providing financing for the $47.0 million substantial rehabilitation of 6900 South Crandon Apartments in the South Shore Neighborhood of Chicago. This 10-story, 151-unit renovation is aimed at preserving and enhancing the quality of affordable units available for local community.

In addition to modernizing appliances, fixtures and amenities, renovation plans include improved accessibility within units and common areas, a roof replacement, upgraded building systems and landscaping.

6900 South Crandon Apartments is located within an established multifamily residential neighborhood, roughly 9 miles from Chicago's central business district. The renovation will permit continued access to the waterfront, Lake Shore Drive and major institutions and local attractions, such as the University of Chicago and Jackson Park.

HIT ROLE	The HIT is providing $16.8 million in financing to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. This commitment represents the HIT’s 65th investment in Chicago, and 118th in Illinois.

SOCIAL IMPACT	All 151 units are currently leased to senior or disabled residents subsidized under a project-based Section 8 contract. Additional affordability restrictions will be placed under a Land Use Restrictive Agreement, which will limit occupancy to residents earning between 40% and 60% of Area Median Income. Moreover, the existing HAP Contract will be renewed, extending the affordability restrictions by 20 years.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $16.8 Million	Total Development Cost $47.0 Million	151 Units (100% affordable)	130,890 Hours of Union Construction Work Generated	$5.5 Million Tax revenue generated	$37.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | 6900 South Crandon – Chicago, IL

“Plumbers Local 130 UA is proud to have our highly skilled, licensed journeymen and apprentices working on this important project through the partnership with our signatory contractors. 6900 South Crandon is another example of how Labor’s capital, through the HIT, can be used to finance the preservation of quality affordable housing and to create a positive impact for our local residents and community.”

- James Coyne, Business Manager

  UA Plumbers Local 130

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

09/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com